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                              ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-91929 for Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account on Form N-4.


                                       /s/ Arthur Andersen LLP
Hartford, Connecticut
February 16, 2000